EXHIBIT 31.2
CERTIFICATION ACCOMPANYING PERIODIC REPORT
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Sherice P. Bench, certify that:
1. I have reviewed this quarterly report on Form 10-Q of American Achievement Group Holding Corp., AAC Group Holding Corp. and American Achievement Corporation;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrants as of, and for, the periods presented in this quarterly report;

4. The registrants’ other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrants and have;
a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrants, including their consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;
b) evaluated the effectiveness of the registrants’ disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
c) disclosed in this report any significant change in the registrants’ internal control over financial reporting that occurred during the registrants’ most recent fiscal quarter (the registrants’ fourth fiscal quarter in the case of an annual report) that could significantly affect the registrants’ internal control over financial reporting;

5. The registrants’ other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrants’ auditors and the audit committee of registrants’ board of directors:
a) all significant deficiencies in the design or operation of internal control over financial reporting which could adversely affect the registrants’ ability to record, process, summarize and report financial information and have identified for the auditors any material weaknesses in internal controls; and
b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrants’ internal control over financial reporting.

Date: July 10, 2007

/s/ SHERICE P. BENCH

Name:	Sherice P. Bench
Title:	Chief Accounting Officer
(principal accounting officer)